Exhibit 10.1
Supplemental Agreement No. 28
to
Purchase Agreement No. 1980
between
The Boeing Company
and
American airlines, inc
Relating to Boeing Model 777 Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of the 1st day of June, 2012, (SA‑28) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and American Airlines, Inc. (Customer);
RECITALS:
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1980 dated as of October 31, 1997, as amended and supplemented relating to Boeing Model 777 aircraft (the Purchase Agreement) (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement); and
WHEREAS, Customer has provided notice to exercise as a 777-323ER Aircraft a MADP Right with delivery scheduled for [*CTR]; and
WHEREAS, Boeing and Customer mutually agree to the final configuration of its 777-323ER Aircraft as herein set forth (Options).
NOW THEREFORE, In consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents:
The “Table of Contents” to the Purchase Agreement is deleted in its entirety and a revised “Table of Contents,” attached hereto and identified with an “SA‑28” legend, is substituted in lieu thereof to reflect the changes made by this SA‑28.

2.	Table 1-7:
Table 1-7 entitled 777-323ER Aircraft Delivery, Description, Price and Advance Payments is deleted in its entirety and a revised Table 1-7, attached hereto, is substituted in lieu thereof to set forth the 777-323ER aircraft with delivery scheduled for [*CTR].

P.A. No. 1980                    Page 1                        SA‑28
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	Exhibit A2.
Exhibit A2 entitled “Aircraft Configuration between The Boeing Company and American Airlines, Inc. Relating to 777-323ER Aircraft” (Exhibit A2) attached hereto and identified with an “SA-28” legend is added to the Purchase Agreement to document Buyer's decisions for Options comprising the configuration of its 777-323ER Aircraft unless and until later changed in accordance with the Purchase Agreement.

4.	Supplemental Exhibit BFE1-2:
Supplemental Exhibit BFE1-2 entitled “Buyer Furnished Equipment Variables relating to Boeing Model 777-323ER Aircraft” is deleted in its entirety and a revised BFE1-2, attached hereto, is substituted in lieu thereof to set forth the preliminary BFE on-dock dates for the [*CTR] 777-323ER Aircraft.

5.	Letter Agreement No. 6-1162-AKP-110R3:
Attachment B to Letter Agreement No. 6‑1162‑AKP‑110R3 entitled “Aircraft Purchase Rights and Substitution Rights” which itself is entitled “Information Regarding MADP Rights” (Attachment B) is deleted in its entirety and a revised Attachment B, attached hereto, is substituted in lieu thereof to set forth the exercise of the [*CTR] MADP Right via this SA-28.
Nothing in this SA-28 precludes Customer from hereafter exercising its Substitution Right in accordance with Paragraph 5 of Letter Agreement No. 6‑1162‑AKP‑110R3 entitled Aircraft Purchase Rights and Substitution Rights.

6.	Letter Agreement No. AAL-PA-1980-LA-04205R3:
Letter Agreement No. AAL-PA-1980-LA-04205R3 entitled “Aircraft Performance Guarantees - 777-323ER” is deleted in its entirety and a revised Letter Agreement No. AAL-PA-1980-LA-04205R4, attached hereto, is substituted in lieu thereof to apply the performance guarantees stated therein to the [*CTR] Aircraft, which is being exercised via this SA-28, in addition to all Aircraft set forth in Table 1-7, which were exercised via Supplemental Agreement Numbers 22, 23, 24, 25 and 26.

7.	Letter Agreement No. AAL-PA-1980-LA-1105629:
The parties mutually agree that Customer's exercise of its rights for the [*CTR] 777-323ER Aircraft and execution of this SA-28 as of June 1, 2012 is (i) [*CTR] established by subparagraph (b) of Article 1.4 of Letter Agreement No. AAL-PA-1980-LA-1105629 entitled “Advance Payments and Permitted Transactions” (Purchase Rights Requirements) and that (ii) as of the effective date of this SA-28, June 1, 2012, [*CTR].

P.A. No. 1980                    Page 2                        SA‑28
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.	Customer Chapter 11:
Boeing acknowledges that Customer is a debtor in possession under chapter 11 of title 11 of the United States Code (the Bankruptcy Code) in the cases styled “In re AMR Corporation, et al.” pending in the United States Bankruptcy Court for the Southern District of New York, case no. 11-15643 (SHL) (Jointly Administered). Customer believes that it has all requisite authority to enter into this Supplemental Agreement No. 28. The parties agree that this Supplemental Agreement No. 28 does not constitute an assumption, rejection, or assumption and assignment of the Purchase Agreement or cause the Purchase Agreement as a whole to become a new post-petition agreement and that entry into this Supplemental Agreement No. 28 shall not affect any rights of Customer or Boeing under the Bankruptcy Code.
The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this SA-28, the terms of the exhibits will control. Notwithstanding the foregoing, the provisions of Paragraph 8 of this Supplemental Agreement No. 28 shall control in all instances.
EXECUTED IN DUPLICATE as of the day and year first above written.
THE BOEING COMPANY            AMERICAN AIRLINES, INC.
By: /s/ The Boeing Company         By: /s/ American Airlines, Inc.
Name:__The Boeing Company        Name: American Airlines, Inc.
Its: Attorney‑In‑Fact           Its: VP Corporate Development & Treasurer

P.A. No. 1980                    Page 3                        SA‑28
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-20
2.	Delivery Schedule	SA-20
3.	Price	SA-20
4.	Payment	SA-20
5.	Miscellaneous	SA-20
TABLE
1.	777‑200ER Aircraft Information Table: [*CTR] Jul. [*CTR] Airframe Base Year Jul. [*CTR] Engine Base Year	Original Purchase Agreement, SA‑3, SA‑17, SA‑18 & SA-26
1‑1.	777‑200IGW Aircraft Information Table: 1999 Deliveries Jul. 1995 Airframe & Engine Base Year	SA‑1
1‑2.	777‑200IGW Aircraft Information Table: 2000‑2001 Deliveries Jul. 1995 Airframe & Engine Base Year	SA‑2 & SA‑6
1‑3.	777‑200IGW Aircraft Information Table: 2000‑2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1997 Engine Base Year	SA‑4, SA‑5, SA‑6, SA‑7 & SA‑9
1‑4.	777‑200IGW Aircraft Information Table: 2000‑2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1998 Engine Base Year	SA‑5, SA‑6 & SA‑9
1‑5.	777‑223IGW Aircraft Information Table: 2001‑2002 Deliveries Jul. 1995 Airframe Base Year Jul. 1999 Engine Base Year	SA‑10, SA‑11, SA‑12 & SA‑15
1‑6.	777‑200IGW Aircraft Information Table: 2003 Deliveries Jul. 1995 Airframe Base Year Jul. 1995 Engine Base Year	SA‑13
1-7.	777-323ER Aircraft Jul. [*CTR] Base Year	SA-25, SA-26, SA-28
2.	777‑223IGW Aircraft Information Table: 2009‑2010 Deliveries Jul. 1995 Airframe Base Year Jul. 2001 Engine Base Year	SA‑15 & SA‑16
3.	777‑223IGW Aircraft Information Table: 2006‑2010 Deliveries Jul. 1995 Airframe Base Year [*CTR] Jul. 2001 Engine Base Year	SA‑15 & SA‑16

P.A. No. 1980                                                 SA-28
Table of Contents, Page i
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT	SA NUMBER
A.	Aircraft Configuration
A1.	Aircraft Configuration - 777-323ER	SA-20
A2	Aircraft Configuration - 777-323ER	SA-28
B.	Aircraft Delivery Requirements and Responsibilities	SA-20
C.	Defined Terms	SA-20
SUPPLEMENTAL EXHIBITS	SA NUMBER
AE1.	Escalation Adjustment Airframe and Optional Features - 777-323ER	SA-20
BFE1.	BFE Variables
BFE1-2.	BFE Variables - 777-323ER	SA-25, SA-26, SA-28
CS1.	Customer Support Variables
CS1-2	Customer Support Variables - 777-323ER	SA-20
SLP1	Service Life Policy Components
EE1‑BR1.	Engine Escalation and Engine Warranty	SA‑15
EE1-2.	Engine Escalation, Engine Warranty and Patent Indemnity - 777-323ER	SA-20
LETTER AGREEMENTS		PA or SA NUMBER
6‑1162‑AKP‑070	Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft
6‑1162‑AKP‑071R1	Purchase Obligations	PA3219
6‑1162‑AKP‑072R3	[*CTR]	SA-20
6‑1162‑AKP‑073R1	Accident Claims and Litigation	PA3219
6‑1162‑AKP‑109R3	Business Considerations	SA-20
6‑1162‑AKP‑110R3	Aircraft Purchase Rights and Substitution Rights	SA-20
Attachment A	Description and Price for Eligible Models	SA-20
Attachment B	Information Regarding MADP Rights	SA-28
Attachment C	Information Regarding QADP Rights	SA-27
Attachment D	Forms of Purchase Agreement Supplement	SA-20
Attachment E	Letter Agreements	SA-20
Attachment F	Information regarding MADP and QADP Rights if no 787s are reconfirmed	SA-20
6‑1162‑AKP‑111	Aircraft Performance Guarantees
AAL-PA-1980-LA-1003346	Aircraft Performance Guarantees - 777-323ER	SA-20
AAL-PA-1980-LA-04205R4	Aircraft Performance Guarantees- 777-323ER	SA-28

P.A. No. 1980                                                 SA-28
Table of Contents, Page ii
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER AGREEMENTS, continued		PA or SA NUMBER
6‑1162‑AKP‑112	Spares Matters
6‑1162‑AKP‑113	Model 777 Miscellaneous Commitments
6‑1162‑AKP‑114R1	Installation of Cabin Systems Equipment	SA-22
AAL-PA-1980-LA-1003493	Installation of Cabin Systems Equipment - 777-323ER	SA-20
6‑1162‑AKP‑115	Component and System Reliability Commitments
6‑1162‑AKP‑116	Price Adjustment on Rolls‑Royce Engines
6‑1162‑AKP‑117	Delivery Schedule
6‑1162‑AKP‑118R2	Confidentiality	SA-20
6‑1162‑AKP‑204	Multiple Operating Weight Program Model 777‑200IGW Aircraft	SA-6
AAL-PA-1980-LA-1003536R1	Multiple Operating Weight Program, Model 777-323ER Aircraft	SA-21
AAL-PA-1980-LA-1003344	Open Configuration Matters -777-323ER	SA-20
AAL-PA-1980-LA-1104563	Performance Guarantees for Rights Aircraft	SA-23
AAL-PA-1980-LA-1105629	Advance Payments and Permitted Transactions	SA-25

P.A. No. 1980                                                 SA-28
Table of Contents, Page iii
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1-7 to
Purchase Agreement No. PA-01980
777-323ER Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-300ER	775000 pounds	**Detail Specification:**	[*CTR]	
Engine Model/Thrust:	GE90-115BL	115300 pounds	**Airframe Price Base Year/Escalation Formula:**	[*CTR]	ECI-MFG/CPI
Airframe Price:		[*CTR]	**Engine Price Base Year/Escalation Formula:**	N/A	N/A
Optional Features:		[*CTR]			
Sub-Total of Airframe and Features:		[*CTR]	**Airframe Escalation Data:**		
Engine Price (Per Aircraft):		[*CTR]	**Base Year Index (ECI):**	[*CTR]	
Aircraft Basic Price (Excluding BFE/SPE):		[*CTR]	**Base Year Index (CPI):**	[*CTR]	
Buyer Furnished Equipment (BFE) Estimate:		[*CTR]			
Seller Purchased Equipment (SPE) Estimate:		[*CTR]			
Deposit per Aircraft:		[*CTR]			

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Exercised Via	Escalation Estimate Adv Payment Base Price Per A/P**	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): [*CTR] [*CTR]	[*CTR]Mos. [*CTR]	[*CTR]Mos. [*CTR]	Total [*CTR]
[*CTR]-2012	1	[*CTR]	31543	SA-20	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2012	1	[*CTR]	41665	SA-20	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	41668	SA-23	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	33522	SA-26	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	31546	SA-22	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	31547	SA-23	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	33125	SA-24	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	31548	SA-25	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	41666	SA-25	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2013	1	[*CTR]	31550	SA-28	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

** - Since the last date for payment of Advance Payments has passed for all Aircraft other than the Aircraft scheduled for delivery in [*CTR] of 2013 (***Pre-SA-28 Aircraft***), the Advance Payment Base Prices for the Pre-SA-28 Aircraft that are reflected in the table are reflected at values that existed prior to this SA-28.

P.A. No. 1980, APR 60227 SA-28

Table 1-7, Page 1

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Exhibit A2 to Purchase Agreement Number 1980

relating to

BOEING MODEL 777-323ER AIRCRAFT

Purchase Agreement No. 1980                    Supplemental Agreement No. 28
Exhibit A2                                              Page 1
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Exhibit A2

AIRCRAFT CONFIGURATION

Dated ___________________, 2012

relating to

BOEING MODEL 777-300ER AIRCRAFT

The Detail Specification is Boeing document number [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The Detail Specification provides further description of Customer's configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Purchase Agreement No. 1980                    Supplemental Agreement No. 28
Exhibit A2                                              Page 2
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CR	Title	[*CTR]Price Per A/C	Follow On Price Per A/C

[CONFIDENTIAL	[CONFIDENTIAL	IB	IB
		IB	IB
PORTION	PORTION	NC	NC
OMITTED	OMITTED	[*CTR]	NC
AND	AND	[*CTR]	[*CTR]
FILED	FILED	NC	NC
		NC	NC
SEPARATELY	SEPARATELY	NC	NC
WITH	WITH	NC	NC
		NC	NC
THE	THE	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
COMMISSION	COMMISSION	[*CTR]	[*CTR]
		NC	NC
PURSUANT	PURSUANT	NC	NC
		NC	NC
TO	TO	[*CTR]	[*CTR]
		NC	NC
A	A	NC	NC
		NC	NC
REQUEST	REQUEST	NC	NC
		NC	NC
FOR	FOR	NC	NC
		NC	NC
CONFIDENTIAL	CONFIDENTIAL	[*CTR]	[*CTR]
		NC	NC
TREATMENT]	TREATMENT]	NC	NC

Purchase Agreement No. 1980                    Supplemental Agreement No. 28
Exhibit A2                                              Page 3
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CR	Title	[*CTR] Price Per A/C	Follow On Price Per A/C

[CONFIDENTIAL	[CONFIDENTIAL	NC	NC
PORTION	PORTION	NC	NC
OMITTED	OMITTED	[*CTR]	[*CTR]
AND	AND	[*CTR]	[*CTR]
FILED	FILED	NC	NC
SEPARATELY	SEPARATELY	[*CTR]	[*CTR]
WITH	WITH	NC	NC
THE	THE	NC	NC
		[*CTR]	[*CTR]
COMMISSION	COMMISSION	NC	NC
		NC	NC
PURSUANT	PURSUANT	NC	NC
		NC	NC
TO	TO	NC	NC
		[*CTR]	[*CTR]
A	A	NC	NC
		NC	NC
REQUEST	REQUEST	NC	NC
		NC	NC
FOR	FOR	NC	NC
		NC	NC
CONFIDENTIAL	CONFIDENTIAL	NC	NC
		NC	NC
TREATMENT]	TREATMENT]	NC	NC

Purchase Agreement No. 1980                    Supplemental Agreement No. 28
Exhibit A2                                              Page 4
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CR	Title	[*CTR] Price Per A/C	Follow On Price Per A/C

[CONFIDENTIAL	[CONFIDENTIAL	NC	NC
PORTION	PORTION	NC	NC
OMITTED	OMITTED	[*CTR]	[*CTR]
AND	AND	[*CTR]	[*CTR]
FILED	FILED	[*CTR]	[*CTR]
SEPARATELY	SEPARATELY	[*CTR]	[*CTR]
WITH	WITH	[*CTR]	[*CTR]
THE	THE	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
COMMISSION	COMMISSION	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
PURSUANT	PURSUANT	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
TO	TO	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
A	A	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
REQUEST	REQUEST	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
FOR	FOR	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
CONFIDENTIAL	CONFIDENTIAL	NC	NC
		NC	NC
TREATMENT]	TREATMENT]	NC	NC
		[*CTR]	[*CTR]
		[*CTR]	[*CTR]
		[*CTR]	[*CTR]
		NC	NC
		NC	NC
		[*CTR]	[*CTR]
		NC	NC

Purchase Agreement No. 1980                    Supplemental Agreement No. 28
Exhibit A2                                              Page 5
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CR	Title	[*CTR] Price Per A/C	Follow On Price Per A/C

[CONFIDENTIAL	[CONFIDENTIAL	NC	NC
PORTION	PORTION	NC	NC
OMITTED	OMITTED	NC	NC
AND	AND	[*CTR]	[*CTR]
FILED	FILED	[*CTR]	[*CTR]
SEPARATELY	SEPARATELY	[*CTR]	[*CTR]
WITH	WITH	[*CTR]	[*CTR]
THE	THE	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
COMMISSION	COMMISSION	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
PURSUANT	PURSUANT	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
TO	TO	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
A	A	[*CTR]	[*CTR]
REQUEST	REQUEST	[*CTR]	[*CTR]
FOR	FOR	[*CTR]	[*CTR]
CONFIDENTIAL	CONFIDENTIAL	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
		[*CTR]	[*CTR]
		NC	NC
		[*CTR]	[*CTR]
TREATMENT]	TREATMENT]	[*CTR]	[*CTR]
		[*CTR]	[*CTR]

Purchase Agreement No. 1980                    Supplemental Agreement No. 28
Exhibit A2                                             Page 6
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CR	Title	[*CTR] Price Per A/C	Follow On Price Per A/C

		[*CTR]	[*CTR]
[CONFIDENTIAL	[CONFIDENTIAL	[*CTR]	[*CTR]
PORTION	PORTION	[*CTR]	[*CTR]
OMITTED	OMITTED	[*CTR]	[*CTR]
AND	AND	[*CTR]	[*CTR]
FILED	FILED	[*CTR]	[*CTR]
SEPARATELY	SEPARATELY	NC	NC
WITH	WITH	[*CTR]	[*CTR]
THE	THE	[*CTR]	[*CTR]
		NC	NC
COMMISSION	COMMISSION	NC	NC
		[*CTR]	[*CTR]
PURSUANT	PURSUANT	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
TO	TO	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
A	A	[*CTR]	[*CTR]
REQUEST	REQUEST	[*CTR]	[*CTR]
FOR	FOR	[*CTR]	[*CTR]
CONFIDENTIAL	CONFIDENTIAL	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
TREATMENT]	TREATMENT]	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
		[*CTR]	[*CTR]
		[*CTR]	[*CTR]
		[*CTR]	[*CTR]
		NC	NC
		NC	NC
		[*CTR]	[*CTR]
		[*CTR]	[*CTR]
		NC	NC
		NC	NC
		NC	NC
		NC	NC
		[*CTR]	[*CTR]
		[*CTR]	[*CTR]
		[*CTR]	[*CTR]
		[*CTR]	[*CTR]
		[*CTR]	[*CTR]

Purchase Agreement No. 1980                    Supplemental Agreement No. 28
Exhibit A2                                              Page 7
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CR	Title	[*CTR] Price Per A/C	Follow On Price Per A/C

[CONFIDENTIAL	[CONFIDENTIAL	NC	NC
PORTION	PORTION	[*CTR]	[*CTR]
OMITTED	OMITTED	NC	NC
AND	AND	[*CTR]	[*CTR]
FILED	FILED	[*CTR]	[*CTR]
SEPARATELY	SEPARATELY	NC	NC
WITH	WITH	NC	NC
THE	THE	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
COMMISSION	COMMISSION	NC	NC
		[*CTR]	[*CTR]
PURSUANT	PURSUANT	NC	NC
		[*CTR]	[*CTR]
TO	TO	NC	NC
		NC	NC
A	A	NC	NC
REQUEST	REQUEST	NC	NC
FOR	FOR	[*CTR]	[*CTR]
CONFIDENTIAL	CONFIDENTIAL	NC	NC
		NC	NC
TREATMENT]	TREATMENT]	NC	NC
		NC	NC
		[*CTR]	[*CTR]
		NC	NC

Purchase Agreement No. 1980                    Supplemental Agreement No. 28
Exhibit A2                                              Page 8
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CR	Title	[*CTR] Price Per A/C	Follow On Price Per A/C

[CONFIDENTIAL	[CONFIDENTIAL	NC	NC
PORTION	PORTION	NC	NC
OMITTED	OMITTED	NC	NC
AND	AND	NC	NC
FILED	FILED	NC	NC
SEPARATELY	SEPARATELY	[*CTR]	[*CTR]
WITH	WITH	[*CTR]	[*CTR]
THE	THE	NC	NC
		NC	NC
COMMISSION	COMMISSION	NC	NC
		NC	NC
PURSUANT	PURSUANT	[*CTR]	[*CTR]
		[*CTR]	NC
TO	TO	NC	NC
		NC	NC
A	A	NC	NC
REQUEST	REQUEST	NC	NC
FOR	FOR	NC	NC
CONFIDENTIAL	CONFIDENTIAL	NC	NC
		[*CTR]	[*CTR]
TREATMENT]	TREATMENT]	[*CTR]	[*CTR]
		NC	NC
		NC	NC
		NC	NC

Purchase Agreement No. 1980                    Supplemental Agreement No. 28
Exhibit A2                                              Page 9
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CR	Title	[*CTR] Price Per A/C	Follow On Price Per A/C

[CONFIDENTIAL	[CONFIDENTIAL	NC	NC
PORTION	PORTION	NC	NC
OMITTED	OMITTED	NC	NC
AND	AND	NC	NC
FILED	FILED	NC	NC
SEPARATELY	SEPARATELY	[*CTR]	[*CTR]
WITH	WITH	[*CTR]	[*CTR]
THE	THE	NC	NC
		NC	NC
COMMISSION	COMMISSION	NC	NC
		NC	NC
PURSUANT	PURSUANT	NC	NC
		NC	NC
TO	TO	NC	NC
		[*CTR]	[*CTR]
A	A	NC	NC
REQUEST	REQUEST	NC	NC
FOR	FOR	NC	NC
CONFIDENTIAL	CONFIDENTIAL	NC	NC
		NC	NC
TREATMENT]	TREATMENT]	NC	NC
		NC	NC
		[*CTR]	[*CTR]
		[*CTR]	[*CTR]
		NC	NC

Purchase Agreement No. 1980                    Supplemental Agreement No. 28
Exhibit A2                                              Page 10
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CR	Title	[*CTR] Price Per A/C	Follow On Price Per A/C

[CONFIDENTIAL	[CONFIDENTIAL	[*CTR]	[*CTR]
PORTION		[*CTR]	[*CTR]
OMITTED	PORTION	NC	NC
AND	OMITTED	[*CTR]	[*CTR]
FILED	AND	[*CTR]	[*CTR]
SEPARATELY	FILED	[*CTR]	[*CTR]
WITH		[*CTR]	[*CTR]
THE	SEPARATELY	[*CTR]	[*CTR]
	WITH	[*CTR]	[*CTR]
COMMISSION	THE	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
PURSUANT	COMMISSION	[*CTR]	[*CTR]
		[*CTR]	[*CTR]
TO	PURSUANT	[*CTR]	[*CTR]
		NC	NC
A	TO	[*CTR]	[*CTR]
REQUEST	A	[*CTR]	[*CTR]
FOR	REQUEST	NC	NC
CONFIDENTIAL	FOR	NC	NC
		[*CTR]	[*CTR]
TREATMENT]	CONFIDENTIAL	NC	NC
		IB	IB
		IB	IB
	TREATMENT]	NC	NC
		[*CTR]	[*CTR]

	TOTALS:	[*CTR]	[*CTR]

Purchase Agreement No. 1980                    Supplemental Agreement No. 28
Exhibit A2                                               Page 11
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

American Airlines, Inc.

Supplemental Exhibit BFE1-2
to Purchase Agreement Number 1980

P.A. No. 1980     BFE1-2                    SA-28

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 777-323ER AIRCRAFT

This Supplemental Exhibit BFE1-2 contains supplier selection dates, on-dock dates and other requirements applicable to the Model 777-323ER aircraft (Aircraft).

1.	Supplier Selection.
Customer will:
Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	August 1, 2011**

Galley Inserts	August 1, 2011**

Seats (Suites)	N/A

Seats (F/C, B/C, Premium E/C)	March 1, 2011**

Seats (Economy class)	August 1, 2011**

Overhead & Audio System	August 1, 2011**

In-Seat Video System	***

Miscellaneous Emergency Equipment	August 1, 2011

**    Part numbers can be provided at a later date.
***    IFE Supplier Selection is concurrent with the longest lead passenger seat program.

P.A. No. 1980     BFE1-2                    SA-28

BOEING PROPRIETARY

2.	On-dock Dates and Other Information.
Boeing has provided Customer with the BFE requirements electronically in My Boeing Fleet (MBF) through My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

Item	Preliminary On-Dock Dates [*CTR] 2012 [*CTR] 2012
	Aircraft	Aircraft
Seats	[*CTR]	[*CTR]
Galleys/Furnishings	[*CTR]	[*CTR]
Antennas & Mounting Equipment	[*CTR]	[*CTR]
Avionics	[*CTR]	[*CTR]
Cabin Systems Equipment	[*CTR]	[*CTR]
Miscellaneous Emergency Equipment	[*CTR]	[*CTR]
Textiles/Raw Material	[*CTR]	[*CTR]

Item	Preliminary On-Dock Dates [*CTR] 2013 [*CTR] 2013
	Aircraft	Aircraft
Seats	[*CTR]	[*CTR]
Galleys/Furnishings	[*CTR]	[*CTR]
Antennas & Mounting Equipment	[*CTR]	[*CTR]
Avionics	[*CTR]	[*CTR]
Cabin Systems Equipment	[*CTR]	[*CTR]
Miscellaneous Emergency Equipment	[*CTR]	[*CTR]
Textiles/Raw Material	[*CTR]	[*CTR]

[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1980     BFE1-2                    SA-28

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates [*CTR] 2013 [*CTR] 2013
	Aircraft	Aircraft
Seats	[*CTR]	[*CTR]
Galleys/Furnishings	[*CTR]	[*CTR]
Antennas & Mounting Equipment	[*CTR]	[*CTR]
Avionics	[*CTR]	[*CTR]
Cabin Systems Equipment	[*CTR]	[*CTR]
Miscellaneous Emergency Equipment	[*CTR]	[*CTR]
Textiles/Raw Material	[*CTR]	[*CTR]

Item	Preliminary On-Dock Dates [*CTR] 2013 [*CTR] 2013
	Aircraft	Aircraft
Seats	[*CTR]	[*CTR]
Galleys/Furnishings	[*CTR]	[*CTR]
Antennas & Mounting Equipment	[*CTR]	[*CTR]
Avionics	[*CTR]	[*CTR]
Cabin Systems Equipment	[*CTR]	[*CTR]
Miscellaneous Emergency Equipment	[*CTR]	[*CTR]
Textiles/Raw Material	[*CTR]	[*CTR]

[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1980     BFE1-2                SA-28

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates [*CTR] 2013 [*CTR] 2013
	Aircraft	Aircraft
Seats	[*CTR]	[*CTR]
Galleys/Furnishings	[*CTR]	[*CTR]
Antennas & Mounting Equipment	[*CTR]	[*CTR]
Avionics	[*CTR]	[*CTR]
Cabin Systems Equipment	[*CTR]	[*CTR]
Miscellaneous Emergency Equipment	[*CTR]	[*CTR]
Textiles/Raw Material	[*CTR]	[*CTR]

[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.	Additional Delivery Requirements - Import.
Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer's BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer's BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.
http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

P.A. No. 1980     BFE1-2                    SA-28

BOEING PROPRIETARY

Attachment B to Letter Agreement 6-1162-AKP-110R3 (Model 777)
Information Regarding MADP Rights

MSN	Exercise Date	Delivery Month/Year
41,665	SA-20	[*CTR]
31,546	SA-22	[*CTR]
31,547	SA-23	[*CTR]
33,125	SA-24	[*CTR]
41,666	SA-25	[*CTR]
67,680	SA-28	[*CTR]
	[*CTR]	[*CTR]
71,938	[*CTR]	[*CTR]
71,939	[*CTR]	[*CTR]
71,940	[*CTR]	[*CTR]
101,794	[*CTR]	[*CTR]
71,942	[*CTR]	[*CTR]
67,655	[*CTR]	[*CTR]
SA-29 was executed on March 12, 2012 and provided the following:
In addition to (i) revising the delivery position of MSN 67655 from [*CTR] to [*CTR] and (ii) adding the MADP Right for MSN 101794 due to its conversion to MADP Right from a QADP Right (as described in Revised Attachment C), SA-29 eliminated the following two MADP Rights from Revised Attachment B (due to their conversion to QADP Rights and being added to Revised Attachment C):

~~67,660~~	[*CTR]	[*CTR]
~~101,795~~	[*CTR]	[*CTR]
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
PA No. 1980                                            SA No. 28
Attachment B to Letter Agreement 6-1162-AKP-110R3                    Page 1 of 1

BOEING

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL-PA-1980-LA-04205R4

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject: Aircraft Performance Guarantees – 777-323ER

Reference: Purchase Agreement No. PA-1980 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and American Airlines, Inc. (**Customer**) relating to Model 777-323ER aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

For the Aircraft set forth in Table 1-7, which are exercised via Supplemental Agreements No. 22, 23, 24, 25, 26 and 28, Boeing agrees to provide Customer with the guarantees set forth in Attachment A, a copy of which was attached to Letter Agreement AAL-PA-1980-LA-04205, itself made a part of Supplemental Agreement No. 22. These guarantees are exclusive and will expire upon delivery of the Aircraft to Customer.

1. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part without the prior written consent of Boeing.

2. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-1980-LA-04205R4 SA-28
Performance Guarantees – 777-323ER Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By /s/ The Boeing Company

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: ____________________

American Airlines, Inc.

By /s/ American Airlines, Inc.

Its VP Corporate Development & Treasurer

AAL-PA-1980-LA-04205R4 SA-28
Performance Guarantees – 777-323ER Page 2
BOEING PROPRIETARY